                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): November 11, 2003
                                                          -----------------


                            GB Property Funding Corp.
                                GB Holdings, Inc.
                        Greate Bay Hotel and Casino, Inc
               (Exact Name of Registrant as Specified in Charter)


          Delaware                                              75-2502290
          Delaware                                              75-2502293
         New Jersey                     33-69716                22-2242014
         ----------                     --------                ----------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                            c/o Sands Hotel & Casino
                   Indiana Avenue and Brighton Park, 9th Floor
                         Atlantic City, New Jersey             08401
                         -------------------------             -----
               (Address of Principal Executive Offices)     (Zip Code)


                                 (609) 441-5417
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5.           Other Events.

         On November 11, 2003, the Boards of Directors of GB Holdings, Inc.
(the "Company"), a Delaware corporation, GB Property Funding Corp. ("Funding"), a Delaware corporation, and Greate Bay Hotel and Casino, Inc. ("Operating"), a New Jersey corporation authorized the withdrawal of the 11% Notes due 2005 (the "Notes"), issued by Funding, from listing and registration on the American Stock Exchange (Ticker Symbol: GBF

         The full text of the press release issued by the Company, Funding, and Operating on November 11, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit  Description
99.1*    Press Release dated November 11, 2003.

*Filed herewith.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GB PROPERTY FUNDING CORP.


Dated: November  11, 2003           By:    /s/ Timothy A. Ebling
                                           -------------------------------------
                                    Name:  Timothy A. Ebling
                                    Title: Executive Vice President and
                                           Chief Financial Officer


                                    GB HOLDINGS, INC.


Dated: November 11, 2003            By:    /s/ Timothy A. Ebling
                                           -------------------------------------
                                    Name:  Timothy A. Ebling
                                    Title: Executive Vice President and
                                           Chief Financial Officer



                                    GREATE BAY HOTEL AND CASINO, INC.


Dated: November   11, 2003          By:    /s/ Timothy A. Ebling
                                           -------------------------------------
                                    Name:  Timothy A. Ebling
                                    Title: Executive Vice President and
                                           Chief Financial Officer